Exhibit 10.3

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in (i) the Registration Statement filed on Form F-3 (File No. 333-84226) and in any related Prospectus and (ii) the Registration Statements on Form S-8 (File Nos: 333-11368, 333-11414, 333-13038, 333-13664, 333-13668, 333-14254, 333-14252, 333-81564 and 333-92220) of our report dated March 19, 2003, with respect to the consolidated financial statements of Bank Brussels Lambert SA/NV, not included in ING Groep NV Annual Report (Form 20-F) for the year ended December 31, 2002.

Brussels, Belgium
March 24, 2003

Ernst & Young Reviseurs d’Enterprises S.C.C.